                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
--------------------------
Date




/s/PETER H. HECKMAN
-------------------------------
Peter H. Heckman
President, Chief Operating Officer and Director

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
--------------------------
Date



/s/JOHN R. HUNTER
-------------------------------
John R. Hunter
Director

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
-------------------------
Date




/s/LOUIS G. LOWER, II
-----------------------------
Louis G. Lower, II
Chairman of the Board of Directors and Chief Executive Officer

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
-------------------------
Date




/s/MICHAEL J. VELOTTA
------------------------------------
Michael J. Velotta
Vice President, Secretary, General Counsel and Director

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
-------------------------
Date




/s/G. CRAIG WHITEHEAD
------------------------------
G. Craig Whitehead
Assistant Vice President & Director

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
---------------------------
Date



/s/KEVIN R. SLAWIN
-----------------------
Kevin R. Slawin
Vice President

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
-------------------------
Date




/s/CASEY J. SYLLA
-----------------------
Casey J. Sylla
Chief Investment Officer

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
-------------------------
Date




/s/JAMES P. ZILS
------------------
James P. Zils
Treasurer

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that Keith A. Hauschildt, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
------------------------
Date



/s/KEITH A. HAUSCHILDT
----------------------------
Keith A. Hauschildt
Assistant Vice President and Controller

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                               VARIABLE ANNUITY ACCOUNT



    Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



February 6, 1997
-------------------------
Date



/s/MARLA G. FRIEDMAN
----------------------------------
Marla G. Friedman
Vice President